                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 1, 2001


                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    SINGAPORE
                  --------------------------------------------
                         (State or Other Jurisdiction of
                                 Incorporation)



       0-23354                                               NOT APPLICABLE
-----------------------                                   ---------------------
     (Commission                                             (IRS Employer
     File Number)                                          Identification No.)


11 UBI ROAD 1, #07-01/02, MEIBAN INDUSTRIAL BUILDING, SINGAPORE        408723
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             (Address of Principal Executive Offices)                 (Zip Code)


                                  (65) 844-3366
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
                (Former Name or Former Address, if Changed Since Last Report)

        Flextronics International Ltd. filed a current report on Form 8-K with the Securities and Exchange Commission on February 1, 2001, to report that it had entered into an underwriting agreement on that date providing for the public offering of 27,000,000 of its ordinary shares at a public offering price of $37.9375 per share. This amends that current report on Form 8-K to file the underwriting agreement as Exhibit 1.01 as set forth below in Item 7(c).

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

        The following exhibits are filed herewith:

EXHIBIT NO.                        EXHIBIT TITLE
-----------                        -------------

   1.01 Underwriting agreement, dated February 1, 2001, by and among Flextronics International Ltd., Banc of America Securities LLC,
            Goldman, Sachs & Co., Salomon Smith Barney Inc., Thomas Weisel
            Partners LLC, Bear, Stearns & Co. Inc., Deutsche Banc Alex. Brown
            Inc., Lehman Brothers Inc. and Robertson Stephens, Inc.

  99.01+ Prospectus supplement, dated February 1, 2001, and related prospectus, dated October 6, 2000.

+  Previously filed.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FLEXTRONICS INTERNATIONAL LTD.




Date: February 8, 2001                By:   /s/  Robert R. B. Dykes
                                         ---------------------------------------
                                            Robert R. B. Dykes
                                            President, Systems Group and Chief
                                            Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                                  EXHIBIT TITLE
-----------                                  -------------

    1.01     Underwriting agreement, dated February 1, 2001, by and among Flextronics
             International Ltd., Banc of America Securities LLC, Goldman, Sachs & Co.,
             Salomon Smith Barney Inc., Thomas Weisel Partners LLC, Bear, Stearns & Co. Inc.,
             Deutsche Banc Alex. Brown Inc., Lehman Brothers Inc. and Robertson Stephens, Inc.

  99.01+ Prospectus supplement, dated February 1, 2001, and related prospectus, dated October 6, 2000.

+  Previously filed.